SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Sec. 240.14a-12.

BlackRock Variable Series Funds, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund

55 East 52nd Street
New York, New York 10055
(800) 441-7762

June [   ], 2011

Dear Shareholder:

     A special meeting of the shareholders of BlackRock International Value V.I. Fund (the “Fund”), a series of BlackRock Variable Series Funds, Inc. (the “Corporation”), will be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on July 22, 2011 at 9:30 a.m. (Eastern time) (the “Meeting”), to vote on the proposal discussed in the enclosed proxy statement.

     The purpose of the Meeting is to seek shareholder approval of a proposal recently approved by the Corporation’s Board of Directors (the “Board,” the members of which are referred to as “Board Members”). As described in more detail in the enclosed proxy statement, shareholders of the Fund are being asked to approve a change in the Fund’s investment objective from “current income and long-term growth of income accompanied by growth of capital,” to “long-term capital growth.” Unlike the current investment objective of the Fund, which is a fundamental policy of the Fund and may only be changed with shareholder approval, the proposed amended investment objective of the Fund would be a non-fundamental policy that may be changed by the Board without shareholder approval upon 60 days’ notice to shareholders. If approved by shareholders, this change to the Fund’s investment objective will become effective on October 1, 2011. This proposal to change the investment objective of the Fund is being made in conjunction with certain other changes regarding the Fund that are not subject to shareholder approval. As more fully discussed in the enclosed proxy statement, the Board recently approved a change in the name of the Fund to “BlackRock International V.I. Fund,” and certain changes to the Fund’s principal investment strategies. In addition, the Fund’s portfolio management team and the benchmark index against which the Fund measures its performance will also change. These changes will become effective on October 1, 2011 regardless of whether the proposal to change the investment objective of the Fund is approved by shareholders.

     The Board Members recommend that you vote “FOR” the proposal with respect to the Fund. However, before you vote, please read the full text of the enclosed proxy statement for an explanation of the proposal.

     Your vote is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card you receive, if received by mail, and returning it in the accompanying postage-paid return envelope.

     If you have any questions about the proposal to be voted on, please call the Fund’s proxy solicitor, Broadridge Financial Solutions, Inc., at 1-888-221-0697.

Sincerely,

John Perlowski
President and Chief Executive Officer of
BlackRock Variable Series Funds, Inc.

IMPORTANT NEWS
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement for BlackRock International Value V.I. Fund (the “Fund”), a series of BlackRock Variable Series Funds, Inc. (the “Corporation”), for your convenience we have provided a brief overview, in a Questions and Answers format, of the proposal to be voted on.

Questions and Answers

Q.	Why am I receiving the proxy statement?

A.	The purpose of the shareholders’ meeting (the “Meeting”) is to seek shareholder approval of a proposal recently approved by the Fund’s Board of Directors (the “Board,” the members of which are referred to as “Board Members”). As a shareholder of the Fund, you are being asked to approve a change to the Fund’s investment objective. The Fund’s current investment objective is a fundamental policy of the Fund, which means that any changes to the Fund’s current investment objective are subject to shareholder approval. The proposed amended investment objective would be non-fundamental, which means that any changes to the Fund’s investment objective may be made by the Board without shareholder approval upon 60 days’ notice to shareholders. If approved by shareholders, these changes to the Fund’s investment objective will become effective on October 1, 2011.

Q.	What am I being asked to vote “FOR” in the proxy statement?

A.	Shareholders of the Fund are being asked to approve a change to the Fund’s investment objective as set out in the chart below.

Current Fundamental Investment Objective	Proposed Non-Fundamental Amended Investment Objective
Current income and long-term growth of income accompanied by growth of capital.	Long-term capital growth.

A vote in favor of the proposal also constitutes a vote in favor of making the Fund’s investment objective a non-fundamental policy of the Fund. As a non-fundamental policy of the Fund, any changes to the amended investment objective may be made by the Board without shareholder approval upon 60 days’ notice to shareholders. The Fund’s current investment objective is a fundamental policy of the Fund, which means that any changes to the Fund’s current investment objective are subject to shareholder approval.

Shareholders are being asked to approve a change in the investment objective of the Fund in conjunction with certain other changes regarding the Fund that are not subject to shareholder approval and that will become effective on October 1, 2011. In particular, the Board recently approved a change in the name of the Fund to “BlackRock International V.I. Fund,” and certain changes to the Fund’s principal investment strategies. More specifically, effective October 1, 2011 (i) the Fund will no longer be required to invest at least 80% of its assets in stocks that pay dividends; (ii) the Fund’s investments will focus on medium and large cap companies; (iii) the Fund will invest in no less than three foreign countries (down from 10); and (iv) the Fund may invest up to 25% of its assets in global fixed income securities. In addition, the Fund’s current portfolio management team with primary responsibility for the day-to-day management of the Fund, Robert Weatherson and Brian Hall, will be changed to Richard Turnill, James Bristow and Gareth Williams. The benchmark index against which the Fund measures its performance will change from the MSCI EAFE Index to the MSCI All Country World Index Ex-U.S. These changes will become effective on October 1, 2011 regardless of whether the proposal to change the investment objective of the Fund is approved by shareholders. The Board and BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment adviser, believe that it is appropriate to change the Fund’s investment objective in order to better align it with the investment strategies that the Fund’s new portfolio management team expects to implement effective October 1, 2011.

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This proposal cannot be effected without shareholder approval. The Board has approved the proposal you are being asked to vote on, believes it is in Fund’s best interest, and recommends that you approve it.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Board can be implemented. We encourage all shareholders to participate in the governance of the Fund.

Q.	What is the required vote?

A.	Shareholders of the Fund must approve the proposal for it to be effective. The proposal must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities of the Fund present at the Meeting, if more than 50% of the outstanding voting securities of the Fund are represented at the Meeting in person or by proxy.

Q.	What happens if shareholders do not approve the proposal?

A.	In the event that the proposal is not approved by the shareholders of the Fund, the Fund’s investment objective will not change and the Fund will continue to be managed in accordance with its current stated investment objective. However, the changes discussed above to the Fund’s name, principal strategies (including the related changes in risks that correspond to these strategy changes), the Fund’s portfolio management team and the Fund’s benchmark index will become effective on October 1, 2011 regardless of whether the proposal to change the Fund’s investment is approved by shareholders.

Q.	Is the Fund paying for the preparation, printing and mailing of the proxy statement?

A.	No, these costs will be borne by BlackRock or its affiliates, whether or not the proposal is successful.

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Broadridge Financial Solutions, Inc., the Fund’s proxy solicitor, at 1-888-221-0697.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:.

  By Mail: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the proposal described above.

  By Telephone: You may vote by telephone by calling the number on your proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.

  Via the Internet: You may vote via the Internet by accessing the website address printed on the enclosed proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.

  In Person: Attend the Meeting and vote as described in the proxy statement.

Q.	Will anyone contact me?

A.	You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

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Please vote now. Your vote is important.

We urge you to indicate your voting instructions on the proxy card, if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

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BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund

55 East 52nd Street
New York, New York 10055
(800) 441-7762

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
To Be Held on July 22, 2011

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of BlackRock International Value V.I. Fund (the “Fund”), a series of BlackRock Variable Series Funds, Inc. (the “Corporation”), will be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey, 08536, on Friday, July 22, 2011 at 9:30 a.m. (Eastern time) (the “Meeting”), for the following purpose:

PROPOSAL 1. To approve a change, effective October 1, 2011, in the investment objective of the Fund and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board of Directors without shareholder approval upon 60 days’ notice to shareholders.

     The Board of Directors of the Corporation has fixed the close of business on May 27, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the Fund’s Meeting or any adjournment or postponement thereof.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for this purpose. You also have the opportunity to provide voting instructions via telephone or the Internet. The Fund encourages shareholders to take advantage of these voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Corporation.

     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-888-221-0697.

     Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on July 22, 2011: This Notice of Special Meeting of Shareholders, the Proxy Statement and the proxy cards are available on the Internet at www.proxyweb.com. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Boards of Directors,

John Perlowski
President and Chief Executive Officer of
BlackRock Variable Series Funds, Inc.

June [       ], 2011

BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund

55 East 52nd Street
New York, New York 10055
(800) 441-7762

SPECIAL MEETING OF SHAREHOLDERS

JULY 22, 2011

PROXY STATEMENT

     This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of proxies to be voted at a meeting of shareholders (the “Meeting”) of BlackRock International Value V.I. Fund (the “Fund”), a series of BlackRock Variable Series Funds, Inc. (the “Corporation”) to be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on July 22, 2011 at 9:30 a.m. (Eastern time), and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice. This Proxy Statement and the accompanying materials are being mailed to shareholders on or about June [ ], 2011.

     The Corporation is organized as a Maryland corporation and is a registered investment company under the Investment Company Act of 1940 (the “1940 Act”).

     Shareholders of record of the Fund as of the close of business on May 27, 2011 (the “Record Date”) are entitled to attend and to vote at the Fund’s Meeting. Shareholders of the Fund are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote, with no shares having cumulative voting rights. The quorum and vote requirement for the Fund are set forth under “Vote Required and Manner of Voting Proxies.”

     The number of shares of the Fund outstanding as of the close of business on the Record Date and the net assets of the Fund as of that date are shown below.

Fund	Shares Outstanding	Net Assets
BlackRock International Value V.I.	[ ]	[ ]
Fund – Class I

     Except as set forth in Appendix A, to the knowledge of the Fund, as of the Record Date, no person was the beneficial owner of five percent or more of a class of the Fund’s outstanding shares.

     Even if you plan to attend the Meeting, please sign, date and return the enclosed proxy card, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal affecting the Fund. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Corporation at the principal executive offices of the Corporation at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Since shares are held through a variable annuity contract or variable life insurance policy (as discussed below in “Vote Required and Manner of Voting”), please consult with your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meeting.

     The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 55 East 52nd Street, New York, New York 10055 or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

     Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

We urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

PROPOSAL 1 — TO CHANGE THE INVESTMENT OBJECTIVE OF THE FUND

     The prospectus of the Fund states that the investment objective of the Fund is to provide shareholders with current income and long-term growth of income accompanied by growth of capital. This investment objective is currently fundamental, which means that it may not be changed without shareholder approval.

     The Board is proposing that the Fund amend, effective October 1, 2011, its investment objective from the objective as stated above to “long-term capital growth,” and change its investment objective to a non-fundamental policy that may be changed by the Board without shareholder approval upon 60 days’ notice to shareholders. The Fund’s current investment objective is a fundamental policy of the Fund, which means that any changes to the Fund’s current investment objective are subject to shareholder approval.

Current Fundamental Investment Objective	Proposed Non-Fundamental Amended Investment Objective
Current income and long-term growth of income accompanied by growth of capital.	Long-term capital growth.

     Shareholders are being asked to approve a change in the investment objective of the Fund in conjunction with certain other changes regarding the Fund that are not subject to shareholder approval and that will become effective on October 1, 2011. In particular, the Board recently approved a change in the name of the Fund to “BlackRock International V.I.  Fund,” and certain changes to the Fund’s principal investment strategies. More specifically, effective October 1, 2011 (i) the Fund will no longer be required to invest at least 80% of its assets in stocks that pay dividends; (ii) the Fund’s investments will focus on medium and large cap companies; (iii) the Fund will invest in no less than three foreign countries (down from 10) and (iv) the Fund may invest up to 25% of its assets in global fixed income securities. In addition, the Fund’s current portfolio management team with primary responsibility for the day-to-day management of the Fund, Robert Weatherson and Brian Hall, will be changed to Richard Turnill, James Bristow and Gareth Williams. The benchmark index against which the Fund measures its performance will change from the MSCI EAFE Index to the MSCI All Country World Index Ex-U.S. These changes will become effective on October 1, 2011 regardless of whether the proposal to change the investment objective of the Fund is approved by shareholders. The Board and BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment adviser, believe that it is appropriate to change the Fund’s investment objective in order to better align it with the investment strategies that the Fund’s new portfolio management team expects to implement effective October 1, 2011.

     A summary of the specific changes to the Fund’s name, principal strategies (and the related changes in risks that correspond to these strategy changes), the Fund’s portfolio management team and the Fund’s benchmark index are highlighted in the following table:

	Current	Effective October 1, 2011
Fund Name	BlackRock International Value V.I. Fund	BlackRock International V.I. Fund
Principal Investment Strategies

Invests primarily in stocks of companies in developed countries located outside the U.S.

Invests in at least 10 foreign markets to seek to ensure diversification

Normally, the Fund will invest at least 80% of its

Will invest primarily in stocks of companies located outside the U.S. Companies will be located in developed countries of Europe and the Far East, and in countries with emerging capital markets anywhere in the world.

The Fund will allocate its assets among various regions and countries, including the U.S. but in no less than 3 different countries.

Fund management will select companies that it

assets in stocks that pay dividends. May purchase common stock, preferred stock, and convertible securities. May invest in companies of any size.

believes are undervalued or have good prospects for earnings growth.

May purchase common stock, preferred stock, convertible securities and other instruments.

May invest in securities issued by companies of all sizes but will focus mainly on medium and large companies.

May invest up to 25% of its assets in global fixed income securities.

Principal Risks	Convertible Securities Risk Depositary Receipts Risk Equity Securities Risk Foreign Securities Risk Income Producing Stock Availability risk Investment Style Risk Market Risk and Selection Risk	Debt Securities Risk Derivatives Risk Emerging Markets Risk Equity Securities Risk Foreign Securities Risk Geographic Concentration Risk Market Risk and Selection Risk Mid-Cap Securities Risk
Benchmark	MSCI EAFE Index	MSCI All Country World Index Ex-U.S.
Portfolio Managers	Robert Weatherston, CFA, and Brian Hall, CFA	Richard Turnill, James Bristow, CFA, and Gareth Williams, CFA

     If the proposed change in the investment objective of the Fund is approved by shareholders at the Meeting, effective October 1, 2011, the prospectus and statement of additional information of the Fund will be revised, as appropriate, to reflect this change to the investment objective (which includes changing the objective from fundamental to non-fundamental).

     A Supplement to the Fund’s prospectus, dated [June 6], 2011, has been filed with the Securities and Exchange Commission (the “SEC”) and mailed to all shareholders of record as of [June 6], 2011. This Supplement, which includes further details regarding all of the changes to the Fund discussed above that will become effective on October 1, 2011, including a discussion of any additional risk factors, may be obtained free of charge by calling (800) 441-7762.

     The Board recommends that the shareholders of the Fund vote FOR the proposed change in the investment objective.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

     A quorum of shareholders of the Fund is required to take action at the Meeting. For the Fund, a quorum consists of a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy.

     Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

     Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Meeting. Broker-dealer firms will not be permitted voting authority with respect to which no instructions have been received in connection with the proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the proposal.

     Shares of the Fund are sold to separate accounts established by certain insurance companies (each, a “Participating Insurance Company,” and collectively, the “Participating Insurance Companies”) to fund variable annuity contracts and variable life insurance contracts. The rights accompanying shares of the Fund are legally vested in the variable annuity contracts and variable life insurance contracts offered by the separate accounts of Participating Insurance Companies. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance contracts. A signed voting instruction form or other authorization by a holder that does not specify how the holder’s shares should be voted on the proposal will be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business as of the Record Date will be entitled to submit instructions to their Participating Insurance Company. Each Participating Insurance Company will vote shares of the Fund held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance contracts, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. For purposes of this proxy statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in the Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance contracts.

     As you hold shares through a variable annuity contract or a variable life insurance contract, and if you do not vote your shares or do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Participating Insurance Company specific instructions as to how you want your shares to be voted.

     Approval of the proposal will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of voting securities of all classes of a fund present or represented by proxy at the Meeting, voting together as a single class, if holders of more than 50% of the outstanding voting securities of all classes, taken as a single class, are present or represented by proxy at the Meeting; or (ii) more than 50% of the total number of outstanding voting securities of all classes of such fund, voting together as a single class.

     Approval of the proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore, abstentions and broker non-votes will have the same effect as a vote against the proposal.

ADDITIONAL INFORMATION

Information about the Adviser and Principal Underwriter

     BlackRock is the investment adviser to the Fund. BlackRock’s principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Investments, LLC (“BRIL”) acts as the distributor of the shares of the Fund. The principal business address of BRIL is 40 East 52nd Street, New York, New York 10022.

5% Share Ownership

     As of the Record Date, to the best of the Fund’s knowledge, the persons listed in Appendix A beneficially owned or owned of record the amounts indicated.

Security Ownership of Management

     As of the Record Date, no Board Member owned shares of the Fund.

Submission of Shareholder Proposals

     The Fund does not hold regular annual meetings of shareholders. As a general matter, the Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Fund should send such proposal to the Corporation, Attn. Secretary, 55 East 52nd Street, New York, New York 10055. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

     Under the Corporation’s by-laws, in order for a shareholder proposal to be considered for presentation at a shareholders’ meeting, other than a proposal presented under rules promulgated by the SEC, the shareholder making the proposal must meet the requirements set out in the by-laws, including with respect to the timeliness of submissions. To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Fund not later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

Shareholder Communications

     Shareholders who want to communicate with the Board or any individual Board Member should write the Fund to the attention of the Secretary, 55 East 52nd Street, New York, New York 10055. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

     Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 55 East 52nd Street, New York, New York 10055. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

Expense and Methods of Proxy Solicitation

     The expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying Proxy Statement and Notice of Special Meeting of Shareholders will be borne by BlackRock or one of its affiliates. BlackRock or one of its affiliates will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

     Solicitations of proxies are being made on behalf of the Fund and the Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Proxy Statement on or about June [ ], 2011. The Fund’s shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the shareholders, the chairman of the Meeting or, if a shareholder vote is called, the shareholders who are present at the meetings, may adjourn the Meeting to permit further solicitation of proxies from shareholders. Any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to 120 days after the Record Date.

     The Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”), located at 51 Mercedes Way, Edgewood, New York 11717, a professional proxy solicitation firm, to assist with the solicitation of proxies. In addition, Broadridge, will assist the Fund in the distribution of proxy materials and the tabulation of proxies. The Fund’s shareholders may receive a telephone call from Broadridge asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with proxy are estimated to be approximately $[_____], which expenses shall be borne by BlackRock or its affiliates.

     Representatives of BlackRock and its affiliates and other representatives of the Fund may also solicit proxies. Questions about the proposal should be directed to Broadridge at [         ].

     Broadridge will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone.

Fiscal Year

     The fiscal year end of the Fund is December 31.

General

     Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

     A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of BlackRock, 800 Scudders Mill Rd., Plainsboro, New Jersey 08536, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

     Failure of a quorum to be present at any Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. Any adjourned Meeting may be held without the necessity of another notice. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

     Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Boards of Directors,

John Perlowski
President and Chief Executive Officer of
BlackRock Variable Series Funds, Inc.

June [   ], 2011

Appendix A

5% Share Ownership

     As of the Record Date, to the best knowledge of the Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of any class of securities of the Fund:

[TO COME]

A-1

BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund

55 East 52nd Street
New York, New York 10055

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

     The undersigned shareholder of BlackRock International Value V.I. Fund (the “Fund”), a series of BlackRock Variable Series Funds, Inc. (the “Corporation”), a Maryland corporation, hereby appoints [                             ], or each of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of the shareholders of the Fund to be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Friday, July 22, 2011 at 9:30 a.m. (Eastern time) (the “Meeting”), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

     The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1.

     By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any procedural matter relating to the proposals as may properly come before the Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the Meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes |•| or |X| in blue or black ink.

1.	To approve a change in the investment objective of the Fund to “long-term	FOR	AGAINST	ABSTAIN
capital growth,” and make the investment objective a non-fundamental policy
	of the Fund.	☐	☐	☐

Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________, 20___

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope